UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2022

CITRIX SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $.001 par value per share	CTXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on January 31, 2022, Citrix Systems, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Picard Parent, Inc., a Delaware corporation (“Parent”), Picard Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, for certain limited purposes detailed in the Merger Agreement, TIBCO Software, Inc., a Delaware corporation, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Repurchase of 2027 Notes

On August 29, 2022, pursuant to the Merger Agreement and at the request of Parent, the Company commenced an offer (the “Repurchase Offer”) to repurchase for cash up to $750 million aggregate principal amount of its outstanding 4.500% Senior Notes due 2027 (the “2027 Notes”), at a repurchase price in cash equal to 101% of the aggregate principal amount of the 2027 Notes to be repurchased plus any accrued and unpaid interest on the 2027 Notes to, but excluding, the date of purchase. The Merger will constitute a “Change of Control” under the Indenture, dated as of November 15, 2017 (the “Base Indenture”), by and between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 15, 2017 (together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee, and the terms of the 2027 Notes and, assuming the 2027 Notes will cease to be rated investment grade by at least two of the three rating agencies in connection with the Merger (a “Ratings Event”), will constitute a “Change of Control Repurchase Event” under the Indenture requiring the Repurchase Offer. The Repurchase Offer is subject to certain conditions, including both the consummation of the Merger and the occurrence of a Ratings Event in connection with the Merger. The Repurchase Offer may, subject to applicable law, be amended, extended, terminated or withdrawn at any time and for any reason, including if any of the conditions described in the related Offer to Purchase (the “Offer to Purchase”) are not satisfied or waived by the acceptance date of the Repurchase Offer. Holders of the 2027 Notes are not obligated to tender their 2027 Notes to the Company pursuant to the Repurchase Offer, and the completion of the Repurchase Offer is not a condition to the consummation of the Merger.

This report is neither an offer to purchase nor a solicitation of an offer to sell the 2027 Notes. The Repurchase Offer is being made only pursuant to, and upon the terms and conditions set forth in, the Offer to Purchase.

Redemptions of 2026 Notes and 2030 Notes

In connection with the Merger, the Company expects to issue notices of conditional redemption providing for the redemption of all of its outstanding 1.250% Senior Notes due 2026 (the “2026 Notes”) and 3.300% Senior Notes due 2030 (the “2030 Notes”) at a redemption price equal to 100% of the principal amount of the 2026 Notes or the 2030 Notes, as applicable, plus a make-whole premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. Any redemption of the 2026 Notes and the 2030 Notes, as applicable, will be conditioned upon the consummation of the Merger. Any redemption of the 2026 Notes or the 2030 Notes will be made solely pursuant to redemption notices delivered pursuant to the Base Indenture and applicable supplemental indentures governing the 2026 Notes and the 2030 Notes, and nothing contained in this report constitutes a notice of redemption of the 2026 Notes or the 2030 Notes.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the failure to satisfy any of the remaining conditions to the completion of the proposed Merger; (iii) any difficulties of Vista or Elliott in financing the Merger as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (iv) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K, filed February 16, 2022, and Quarterly Reports on Form 10-Q, filed May 5, 2022 and July 26, 2022. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: August 29, 2022	By:	/s/ Antonio G. Gomes
Name: Antonio G. Gomes
Title: Executive Vice President and Chief Legal Officer